Exhibit 32.1

CERTIFICATION
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of XO Holdings, Inc. (the “Registrant”) on Form 10-Q for the quarterly period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) we, Carl J. Grivner, Chief Executive Officer, and Laura W. Thomas, Senior Vice President and Chief Financial Officer of the Registrant, certify that, to the best of our knowledge,:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 15, 2010

/s/ Carl J. Grivner
Carl J. Grivner
Chief Executive Officer (Principal Executive Officer)

/s/ Laura W. Thomas
Laura W. Thomas
Senior Vice President and Chief Financial Officer (Principal Financial Officer)